UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: January 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	January 31, 2014

WESTERN ASSET

GLOBAL STRATEGIC

INCOME FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks high current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global Strategic Income Fund for the six-month reporting period ended January 31, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

February 28, 2014

II	Western Asset Global Strategic Income Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended January 31, 2014 (the “reporting period”), but the pace was mixed. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.5% during the second quarter of 2013. The economy then gathered some momentum during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending. The U.S. Department of Commerce’s second reading for fourth quarter 2013 GDP growth, released after the reporting period ended, was 2.4%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.2%. Unemployment then declined to 7.0% in November, 6.7% in December and 6.6% in January 2014, the latter being its lowest level since October 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 63.0% in January 2014, close to its lowest level since 1978. On the upside, the number of longer-term unemployed fell, as roughly 35.8% of the 10.2 million Americans looking for work in January 2014 had been out of work for more than six months. In contrast, 37.7% had been out of work for more than six months in December 2013.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), after rising the prior month, existing-home sales fell 5.1% on a seasonally adjusted basis in January 2014 versus the previous month. However, the NAR reported that the median existing-home price for all housing types was $188,900 in January 2014, up 10.7% from January 2013. The inventory of homes available for sale in January 2014 was 2.2% higher than the previous month at a 4.9 month supply at the current sales pace and 7.3% higher than in January 2013.

The manufacturing sector continued to expand, although it moderated toward the end of the reporting period. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all six months of the reporting period. It peaked in October 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading since May 2013.

Growth outside the U.S. generally improved in developed countries. In its January 2014 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that “Global activity strengthened during the second half of 2013… activity is expected to improve further in 2014–15, largely on account of recovery in the advanced

Western Asset Global Strategic Income Fund	III

Investment commentary (cont’d)

economies.” From a regional perspective, the IMF anticipates 2014 growth will be 1.0% in the Eurozone, versus -0.4% in 2013. After moderating somewhat in 2013, the IMF projects that overall growth in emerging market countries will improve in 2014, with growth of 5.1% versus 4.7% in 2013. For example, GDP growth in India is projected to move from 4.4% in 2013 to 5.4% in 2014. However, the IMF now projects that growth in China will dip from 7.7% in 2013 to 7.5% in 2014.

IV	Western Asset Global Strategic Income Fund

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” At its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014.

Q. Did Treasury yields trend higher or lower during the six months ended January 31, 2014?

A. Both short- and long-term Treasury yields edged higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.31%. It fell as low as 0.28% on several occasions in November and early December 2013, and was as high as 0.52% on September 5, 2013, before ending the period at 0.34%. The yield on the ten-year Treasury began the period at 2.60%. Ten-year Treasuries reached a low of 2.51% on October 23, 2013 and peaked at 3.04% on December 31, 2013, before moving down to 2.67% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. Most spread sectors generated positive results during the reporting period. The spread sectors performed poorly during the first month of the period amid rising interest rates given the Fed’s indications that it may soon begin tapering its asset purchase program. Most spread sectors then posted positive absolute returns in September and October, as the Fed delayed the taper of its asset purchase program. However, the spread sectors then generally weakened in

Western Asset Global Strategic Income Fund	V

Investment commentary (cont’d)

November and December 2013. The reporting period ended on a positive note, as the spread sectors largely rallied in January 2014 as interest rates declined. The overall bond market, as measured by the Barclays U.S. Aggregate Indexv, gained 1.78% during the six months ended January 31, 2014.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)vi took a number of actions to stimulate growth. In May 2013, before the beginning of the reporting period, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. While it held rates steady at its meeting in January 2014, ECB President Mario Draghi said “We are monitoring developments carefully and are ready to consider all available instruments….We remain firmly determined to maintain the high degree of monetary accommodation and to take further decisive action if required.” In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

Q. How did the high-yield bond market perform over the six months ended January 31, 2014?

A. The U.S. high-yield bond market was among the best performing spread sectors during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, posted positive returns during five of the six months covered by the reporting period. Supporting the high yield market was generally solid investor demand and low defaults. All told, the high-yield bond market gained 4.70% for the six months ended January 31, 2014.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated poor results during the six months ended January 31, 2014. The asset class fell sharply during the first month of the reporting period. This was due to a number of factors, including concerns over moderating global growth, fears of a “hard landing” for China’s economy, generally weaker commodity prices and rising U.S. interest rates. The asset class then rallied sharply in September and October, as the Fed did not taper its asset purchase program and investor demand increased. However, the asset class declined again in November as interest rates moved higher. After a brief rally in December, the asset class weakened in January 2014, given renewed concerns about China’s economy and depreciating emerging market currencies. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii fell 0.20% during the six months ended January 31, 2014.

Performance review

For the six months ended January 31, 2014, Class A shares of Western Asset Global Strategic Income Fund, excluding sales charges, returned 2.40%. The Fund’s unmanaged benchmark, the Barclays U.S. Universal Indexix returned 1.98% for the

VI	Western Asset Global Strategic Income Fund

same period. The Lipper Global Income Funds Category Average1 returned 1.23% over the same time frame.

Performance Snapshot as of January 31, 2014 (unaudited)
(excluding sales charges)	6 months
Western Asset Global Strategic Income Fund:
Class A	2.40%
Class B2	1.94%
Class C	1.85%
Class C1♦	2.20%
Class I	2.42%
Barclays U.S. Universal Index	1.98%
Lipper Global Income Funds Category Average[1]	1.23%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended January 31, 2014 for Class A, Class B, Class C, Class C1 and Class I shares were 4.99%, 4.35%, 4.39%, 4.79% and 5.50%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class C and Class I shares would have been 4.18% and 5.43%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 27, 2013, the gross total annual operating expense ratios for Class A, Class B, Class C, Class C1 and Class I shares were 1.15%, 1.91%, 1.88%, 1.57% and 0.93%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended January 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 214 funds in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

♦

On August 1, 2012, Class C shares were reclassified as Class C1 shares. Class C1 (formerly Class C) shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 (formerly Class C) shares will continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Global Strategic Income Fund	VII

Investment commentary (cont’d)

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.95% for Class C shares and 0.85% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

February 28, 2014

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. In addition, the Fund invests in high-yield securities. These issues are lower-rated and inherently more risky than higher-rated fixed-income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VIII	Western Asset Global Strategic Income Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix

The Barclays U.S. Universal Index represents the union of the Barclays U.S. Aggregate Index, the Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets index.

Western Asset Global Strategic Income Fund	IX

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of January 31, 2014 and July 31, 2013 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%

Western Asset Global Strategic Income Fund 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2013 and held for the six months ended January 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.40%	$1,000.00	$1,024.00	1.17%	$5.97	Class A	5.00%	$1,000.00	$1,019.31	1.17%	$5.96
Class B	1.94	1,000.00	1,019.40	2.06	10.49	Class B	5.00	1,000.00	1,014.82	2.06	10.46
Class C	1.85	1,000.00	1,018.50	1.95	9.92	Class C	5.00	1,000.00	1,015.38	1.95	9.91
Class C1	2.20	1,000.00	1,022.00	1.57	8.00	Class C1	5.00	1,000.00	1,017.29	1.57	7.98
Class I	2.42	1,000.00	1,024.20	0.85	4.34	Class I	5.00	1,000.00	1,020.92	0.85	4.33

2	Western Asset Global Strategic Income Fund 2014 Semi-Annual Report

[1]	For the six months ended January 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B, Class C and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Global Strategic Income Fund 2014 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — January 31, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Universal Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Global Strategic	— Western Asset Global Strategic Income Fund

4	Western Asset Global Strategic Income Fund 2014 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — January 31, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Universal Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA Global Strategic	— Western Asset Global Strategic Income Fund

Western Asset Global Strategic Income Fund 2014 Semi-Annual Report	5

Schedule of investments (unaudited)

January 31, 2014

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 51.8%
Consumer Discretionary — 6.7%
Diversified Consumer Services — 0.2%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	$171,996	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	300,000	GBP	515,609
Total Diversified Consumer Services					687,605
Hotels, Restaurants & Leisure — 0.6%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	420,000		408,450	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	790,000		805,800
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	160,000		151,700
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	80,000		78,000
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	20,000		19,450
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	780,000		808,762	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.147%	2/1/14	165,000		165,000	(a)(b)
Total Hotels, Restaurants & Leisure					2,437,162
Media — 4.3%
American Media Inc., Senior Secured Notes	11.500%	12/15/17	1,500,000		1,631,250
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., Senior Notes	5.250%	2/15/22	170,000		171,275	(a)
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., Senior Notes	5.625%	2/15/24	170,000		171,700	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,000,000		1,050,000
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	1/15/24	340,000		331,500
Cerved Group SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	142,962	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	1,250,000	EUR	1,783,149	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	200,000	EUR	285,304	(a)
Comcast Corp., Senior Notes	6.950%	8/15/37	90,000		113,836
Comcast Corp., Senior Notes	6.550%	7/1/39	160,000		195,470
Comcast Corp., Senior Unsecured	6.500%	11/15/35	770,000		933,851
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	790,000		865,050
Gannett Co. Inc., Senior Notes	6.375%	10/15/23	400,000		411,000	(a)
MediaNews Group Inc.	12.000%	12/31/18	1,900,000		1,900,000	(c)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,940,000		2,114,600	(a)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	210,000	EUR	315,090	(a)(d)
Time Warner Inc., Senior Debentures	7.700%	5/1/32	270,000		358,519

See Notes to Financial Statements.

6	Western Asset Global Strategic Income Fund 2014 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	656,000	EUR	$957,738	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	150,000		159,750	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	200,000		205,000	(a)
Virgin Media Finance PLC, Senior Notes	7.000%	4/15/23	1,310,000	GBP	2,228,880	(a)
WPP Finance 2010, Senior Notes	5.125%	9/7/42	160,000		155,456
Total Media					16,481,380
Multiline Retail — 0.1%
Neiman Marcus Group Ltd. Inc., Senior Notes	8.750%	10/15/21	520,000		548,600	(a)(d)
Specialty Retail — 1.4%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	290,000	GBP	527,860	(a)
AA Bond Co., Ltd., Senior Secured Notes	6.269%	7/31/25	1,200,000	GBP	2,227,685	(a)
CST Brands Inc., Senior Notes	5.000%	5/1/23	170,000		164,050
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	1,870,000		1,926,100	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	500,000		447,500
Total Specialty Retail					5,293,195
Textiles, Apparel & Luxury Goods — 0.1%
American Apparel Inc., Senior Secured Notes	13.000%	4/15/20	500,000		426,250	(a)
Total Consumer Discretionary					25,874,192
Consumer Staples — 1.7%
Beverages — 0.9%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,600,000		1,716,000	(a)
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	350,000		383,250	(a)
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	470,000		460,600	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	920,000		984,616	(a)
Total Beverages					3,544,466
Food & Staples Retailing — 0.3%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	1,050,000		1,064,438	(a)
Food Products — 0.4%
Marfrig Holding Europe BV, Senior Notes	11.250%	9/20/21	800,000		789,000	(a)
Mondelez International Inc., Senior Notes	6.500%	2/9/40	174,000		215,307
WM Wrigley Jr. Co., Senior Notes	2.900%	10/21/19	510,000		514,976	(a)
Total Food Products					1,519,283
Personal Products — 0.1%
First Quality Finance Co. Inc., Senior Notes	4.625%	5/15/21	240,000		228,600	(a)
Total Consumer Staples					6,356,787

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

January 31, 2014

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 14.0%
Energy Equipment & Services — 2.2%
CGG, Senior Notes	7.750%	5/15/17	310,000	$319,300
CGG, Senior Notes	6.500%	6/1/21	1,500,000	1,533,750
Exterran Holdings Inc., Senior Notes	7.250%	12/1/18	910,000	965,737
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	920,000	931,500
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	370,000	414,400	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	510,000	531,675	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	880,000	908,600
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	550,000	551,375	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	320,000	327,600	(a)
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	1,950,000	2,013,375	(a)
Total Energy Equipment & Services				8,497,312
Oil, Gas & Consumable Fuels — 11.8%
Access Midstream Partner LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	1,360,000	1,339,600
Arch Coal Inc., Senior Notes	7.000%	6/15/19	580,000	453,125
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	1,490,000	1,434,125
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	760,000	806,550
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	220,000	246,950
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	90,000	97,425
Concho Resources Inc., Senior Notes	6.500%	1/15/22	752,000	814,040
CONSOL Energy Inc., Senior Notes	6.375%	3/1/21	2,010,000	2,100,450
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	492,803	502,659	(a)(c)(d)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	236,000	246,030
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,930,000	1,934,825
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	210,000	225,750	(a)
Kinder Morgan Inc., Senior Secured Notes	5.625%	11/15/23	1,360,000	1,346,075	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,750,000	1,946,875
Laredo Petroleum Inc., Senior Notes	5.625%	1/15/22	250,000	249,063	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	1,410,000	1,540,425
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.500%	7/15/23	2,200,000	2,084,500
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,710,000	1,786,950	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,500,000	1,132,500	(e)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	300,000	300,750	(a)

See Notes to Financial Statements.

8	Western Asset Global Strategic Income Fund 2014 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	1,220,000		$1,284,050	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	620,000		630,850	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	680,000		685,100	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	270,000		274,725	(a)
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,550,000		1,631,375
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	517,000		535,938
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	3,730,000		3,701,559
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	990,000		991,881	(a)
QEP Resources Inc., Senior Notes	6.875%	3/1/21	850,000		920,125
QEP Resources Inc., Senior Notes	5.250%	5/1/23	1,290,000		1,235,175
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	620,000		672,700	(a)
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	3,390,000		3,686,625
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	443,000		472,903
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	1,140,000		1,178,135	(a)
Rockies Express Pipeline LLC, Senior Notes	6.000%	1/15/19	1,740,000		1,631,250	(a)
Samson Investment Co., Senior Notes	10.500%	2/15/20	1,800,000		1,989,000	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	720,000		747,000	(a)
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	1,750,000		1,645,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	770,000		699,737	(a)
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	300,000		311,250	(a)
Total Oil, Gas & Consumable Fuels					45,513,045
Total Energy					54,010,357
Financials — 3.7%
Capital Markets — 0.3%
Boparan Finance PLC, Senior Notes	9.875%	4/30/18	720,000	GBP	1,285,397	(a)
Commercial Banks — 1.5%
CIT Group Inc., Senior Notes	5.000%	8/1/23	940,000		931,775
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	4.625%	12/1/23	570,000		578,251
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	5.750%	12/1/43	420,000		442,975
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	440,000		499,400	(a)(b)(f)
HBOS PLC, Subordinated Notes	6.750%	5/21/18	310,000		353,141	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	70,000		74,637	(b)(f)
Royal Bank of Scotland PLC, Senior Notes	7.250%	3/10/14	2,330,000	AUD	2,046,431
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	640,000	AUD	671,019	(a)(b)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

January 31, 2014

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — continued
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	280,000		$288,251
Total Commercial Banks					5,885,880
Consumer Finance — 0.5%
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	1,530,000		1,552,950	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	170,000		182,750	(a)
Total Consumer Finance					1,735,700
Diversified Financial Services — 1.2%
ABP Finance PLC, Senior Secured Notes	6.250%	12/14/26	600,000	GBP	1,166,309	(a)
Bank of America Corp., Senior Notes	5.000%	1/21/44	920,000		930,139
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	430,000		454,140
CPUK Finance Ltd., Senior Secured Notes	7.239%	2/28/24	1,000,000	GBP	2,026,141	(a)
Emeralds, Notes	0.000%	8/4/20	9		0	(a)(c)(e)(g)(h)
Total Diversified Financial Services					4,576,729
Real Estate Management & Development — 0.2%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	570,000		597,075	(a)
Total Financials					14,080,781
Health Care — 3.0%
Health Care Equipment & Supplies — 0.4%
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,625,000		1,519,375
Health Care Providers & Services — 1.9%
HCA Holdings Inc., Senior Notes	6.250%	2/15/21	1,700,000		1,814,750
HCA Inc., Debentures	7.500%	11/15/95	70,000		61,250
HCA Inc., Senior Notes	5.750%	3/15/14	69,000		69,229
Labco SAS, Senior Secured Notes	8.500%	1/15/18	160,000	EUR	230,088	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	1,500,000		585,000	(a)(e)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	1,500,000		1,515,000
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	150,000		164,062
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	1,550,000	EUR	2,209,809	(a)
WellCare Health Plans Inc., Senior Notes	5.750%	11/15/20	550,000		572,000
Total Health Care Providers & Services					7,221,188
Pharmaceuticals — 0.7%
Forest Laboratories Inc., Senior Notes	4.875%	2/15/21	550,000		548,625	(a)
Forest Laboratories Inc., Senior Notes	5.000%	12/15/21	280,000		279,300	(a)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	320,000		320,000	(a)
Rottapharm Ltd., Senior Notes	6.125%	11/15/19	1,220,000	EUR	1,698,873	(a)
Total Pharmaceuticals					2,846,798
Total Health Care					11,587,361

See Notes to Financial Statements.

10	Western Asset Global Strategic Income Fund 2014 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Industrials — 7.9%
Aerospace & Defense — 0.5%
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,737,000		$1,867,275
Airlines — 0.9%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	655,000		655,409	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	310,706		347,214
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	980,000	GBP	1,768,405	(a)
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	137,857		138,546
United Airlines Inc., Senior Secured Notes	6.750%	9/15/15	510,000		526,575	(a)
Total Airlines					3,436,149
Commercial Services & Supplies — 0.4%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,438,000		1,581,800	(a)
Construction & Engineering — 0.9%
Astaldi SpA, Senior Bonds	7.125%	12/1/20	530,000	EUR	750,551	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	280,000		255,500	(a)
Empresas ICA SAB de CV, Senior Notes	8.375%	7/24/17	242,000		245,630	(a)
Empresas ICA SAB de CV, Senior Notes	8.900%	2/4/21	450,000		456,750	(a)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	880,000		917,400	(a)
OAS Investments GmbH, Senior Notes	8.250%	10/19/19	1,080,000		1,043,550	(a)
Total Construction & Engineering					3,669,381
Electrical Equipment — 0.7%
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	430,000		455,800	(a)
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	100,000	EUR	139,085	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	1,230,000	EUR	1,790,368	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	218,337	(a)
Total Electrical Equipment					2,603,590
Machinery — 2.0%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	310,000		327,825	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	2,580,000		2,754,150	(a)
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,782,000	EUR	2,628,796	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	996,000	EUR	1,502,486	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	420,000	EUR	633,579	(a)
Total Machinery					7,846,836
Marine — 0.1%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	380,000		389,500	(a)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

January 31, 2014

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Road & Rail — 0.9%
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	1,000,000		$1,044,750
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	1,550,000	EUR	2,231,592	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	220,000		221,650	(a)
Total Road & Rail					3,497,992
Trading Companies & Distributors — 0.3%
Rexel SA, Senior Notes	5.250%	6/15/20	1,010,000		1,020,100	(a)
Transportation — 1.2%
CMA CGM, Senior Notes	8.500%	4/15/17	500,000		495,000	(a)
Great Rolling Stock Co. PLC, Senior Secured Notes	6.250%	7/27/20	1,000,000	GBP	1,911,519	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,500,000		1,533,750	(a)(d)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	570,000		567,150	(a)
Total Transportation					4,507,419
Total Industrials					30,420,042
Information Technology — 0.6%
IT Services — 0.4%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	180,000		180,000	(a)
WEX Inc., Senior Notes	4.750%	2/1/23	1,560,000		1,437,150	(a)
Total IT Services					1,617,150
Semiconductors & Semiconductor Equipment — 0.1%
Magnachip Semiconductor Corp., Senior Notes	6.625%	7/15/21	260,000		268,125
Software — 0.1%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	300,000		311,250	(a)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	250,000		261,250	(a)
Total Software					572,500
Total Information Technology					2,457,775
Materials — 8.0%
Chemicals — 1.1%
Braskem Finance Ltd., Senior Notes	5.375%	5/2/22	1,100,000		1,036,750	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,480,000	EUR	2,123,325	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	750,000	EUR	1,158,236	(a)
Total Chemicals					4,318,311
Construction Materials — 1.1%
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	3,410,000		3,819,200	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	520,000		564,200	(a)
Total Construction Materials					4,383,400
Containers & Packaging — 1.7%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	2,600,000		2,853,500	(a)

See Notes to Financial Statements.

12	Western Asset Global Strategic Income Fund 2014 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — continued
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	200,000		$218,500	(a)
Ball Corp., Senior Notes	4.000%	11/15/23	100,000		91,750
Graphic Packaging International Inc., Senior Notes	4.750%	4/15/21	140,000		138,950
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	2,720,000		2,794,800
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	6.875%	2/15/21	490,000		528,588
Total Containers & Packaging					6,626,088
Metals & Mining — 3.2%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	901,000		948,303
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	960,000		902,400	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	320,000		318,400	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	400,000		330,000	(a)(g)
Mirabela Nickel Ltd., Notes	3.500%	3/28/14	279,194		229,464	(a)(c)(d)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	130,000		30,550	(a)(e)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	836,000		846,450
New World Resources NV, Senior Notes	7.875%	1/15/21	850,000	EUR	214,536	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,200,000		1,236,000	(a)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	430,000		359,050	(a)
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	2,420,000		2,631,750
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	1,200,000		1,338,000
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	2,820,000		2,941,260	(a)
Total Metals & Mining					12,326,163
Paper & Forest Products — 0.9%
Appvion Inc., Secured Notes	9.000%	6/1/20	830,000		855,938	(a)
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	692,000		764,660	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	1,090,000		1,199,000	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	460,000		441,600	(a)
Total Paper & Forest Products					3,261,198
Total Materials					30,915,160
Telecommunication Services — 3.2%
Diversified Telecommunication Services — 1.9%
CenturyLink Inc., Senior Notes	6.750%	12/1/23	310,000		315,425
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000		61,950
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,600,000		1,752,000	(a)
Hughes Satellite Systems Corp., Senior Notes	7.625%	6/15/21	950,000		1,083,000

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2014 Semi-Annual Report	13

Schedule of investments (unaudited) (cont’d)

January 31, 2014

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	240,000		$249,000	(a)
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	1,050,000		1,006,687	(a)
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	570,000		584,250	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,275,103		1,326,107	(a)
Windstream Corp., Senior Notes	7.750%	10/1/21	160,000		168,800
Windstream Corp., Senior Notes	7.500%	4/1/23	720,000		723,600
Total Diversified Telecommunication Services					7,270,819
Wireless Telecommunication Services — 1.3%
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,010,000	GBP	1,741,279	(a)
Softbank Corp., Senior Notes	4.500%	4/15/20	660,000		652,575	(a)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,435,000		2,648,063
Total Wireless Telecommunication Services					5,041,917
Total Telecommunication Services					12,312,736
Utilities — 3.0%
Electric Utilities — 1.1%
Centrais Eletricas Brasileiras SA, Senior Notes	5.750%	10/27/21	1,100,000		1,045,000	(a)
DPL Inc., Senior Notes	7.250%	10/15/21	1,410,000		1,410,000
FirstEnergy Corp., Notes	7.375%	11/15/31	1,770,000		2,023,243
Total Electric Utilities					4,478,243
Independent Power Producers & Energy Traders — 1.4%
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,455,000		1,611,413	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	840,000		892,500
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,708,538		2,803,337
Total Independent Power Producers & Energy Traders					5,307,250
Water Utilities — 0.5%
Anglian Water Osprey Financing PLC, Senior Secured Notes	7.000%	1/31/18	1,010,000	GBP	1,792,500	(a)
Total Utilities					11,577,993
Total Corporate Bonds & Notes (Cost — $197,558,607)					199,593,184
Asset-Backed Securities — 3.7%
ACE Securities Corp., 2006-SL2 A	0.498%	1/25/36	673,894		67,292	(b)
Amortizing Residential Collateral Trust, 2002-BC6 M2	1.958%	8/25/32	621,967		136,257	(b)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2	3.010%	4/15/33	418,574		390,996	(b)
Countrywide Asset-Backed Certificates, 2004-5 M4	2.033%	6/25/34	781,817		599,607	(b)
Fieldstone Mortgage Investment Corp., 2004-4 M3	2.108%	10/25/35	1,140,000		940,045	(b)
Greenpoint Manufactured Housing, 1999-2 A2	2.920%	3/18/29	475,000		416,352	(b)
Greenpoint Manufactured Housing, 1999-3 2A2	3.555%	6/19/29	250,000		227,656	(b)

See Notes to Financial Statements.

14	Western Asset Global Strategic Income Fund 2014 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Greenpoint Manufactured Housing, 1999-4 A2	3.665%	2/20/30	250,000	$217,080	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.670%	2/20/32	350,000	320,665	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.667%	3/13/32	550,000	495,268	(b)
GSAMP Trust, 2006-S2 A2	0.358%	1/25/36	281,171	33,787	(b)
GSAMP Trust, 2006-S4 A1	0.338%	5/25/36	913,197	185,881	(b)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.458%	3/25/35	316,189	307,970	(a)(b)
Indymac Seconds Asset Backed Trust, 2006-A A	0.418%	6/25/36	3,288,489	849,683	(b)
Long Beach Mortgage Loan Trust, 2003-1 M2	3.233%	3/25/33	2,639,477	2,521,893	(b)
Mid-State Trust, 6 A1	7.340%	7/1/35	270,650	294,411
Origen Manufactured Housing, 2006-A A2	2.664%	10/15/37	1,935,731	1,648,108	(b)
Origen Manufactured Housing, 2007-A A2	2.485%	4/15/37	1,665,995	1,381,466	(b)
Provident Bank Home Equity Loan Trust, 1999-3 A3	0.938%	1/25/31	43,848	28,645	(b)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.283%	8/25/33	188,118	166,546	(b)
SACO I Trust, 2006-4 A1	0.498%	3/25/36	183,316	260,546	(b)
SACO I Trust, 2006-6 A	0.418%	6/25/36	862,659	1,274,690	(b)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	106,424	32	(a)(e)(g)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	208,430	2	(a)(e)(g)
Soundview Home Equity Loan Trust, 2006-OPT4 2A3	0.308%	6/25/36	1,546,655	1,338,987	(b)
Structured Asset Securities Corp., 2006-ARS1 A1	0.378%	2/25/36	3,361,733	240,313	(a)(b)
Total Asset-Backed Securities (Cost — $21,189,174)				14,344,178
Collateralized Mortgage Obligations — 4.2%
Banc of America Commercial Mortgage Trust, 2006-5 AM	5.448%	9/10/47	70,000	75,297
Banc of America Mortgage Securities Inc., 2005-3 A4	2.912%	4/25/35	152,872	128,072	(b)
Citimortgage Alternative Loan Trust, 2007-A7 2A2	34.710%	7/25/37	1,149,646	2,011,508	(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 A4	4.046%	10/10/46	310,000	320,908
Commercial Mortgage Pass-Through Certificates, 2013-CR12 AM	4.300%	10/10/46	140,000	144,124
Commercial Mortgage Pass-Through Certificates, 2013-CR12 B	4.762%	10/10/46	60,000	61,688	(b)
Commercial Mortgage Pass-Through Certificates, 2013-CR12 C	5.086%	10/10/46	30,000	30,744	(b)
Countrywide Alternative Loan Trust, 2005-63 1A1	2.548%	12/25/35	412,754	341,896	(b)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.458%	1/25/36	402,921	341,980	(b)
Countrywide Alternative Loan Trust, 2007-18CB 1A6	38.052%	8/25/37	1,096,954	2,015,488	(b)
Countrywide Home Loans, 2005-R3 AF	0.558%	9/25/35	58,392	53,142	(a)(b)
Credit Suisse Mortgage Trust, 2006-1 1A2	29.656%	2/25/36	1,381,620	2,063,781	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.367%	3/19/45	309,968	284,862	(b)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2014 Semi-Annual Report	15

Schedule of investments (unaudited) (cont’d)

January 31, 2014

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.079%	3/19/46	480,179	$373,366	(b)
GS Mortgage Securities Trust, 2013-GC16 A4	4.271%	11/10/46	760,000	801,910
GS Mortgage Securities Trust, 2013-GC16 AS	4.649%	11/10/46	280,000	297,651
GS Mortgage Securities Trust, 2013-GC16 B	5.161%	11/10/46	230,000	243,344	(b)
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.778%	10/25/35	223,566	198,657	(b)
HarborView Mortgage Loan Trust, 2004-11 3A1A	0.507%	1/19/35	349,100	260,661	(b)
Impac CMB Trust, 2005-5 A1	0.798%	8/25/35	317,507	282,205	(b)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.474%	3/25/35	300,066	292,221	(b)
JPMBB Commercial Mortgage Securities Trust, 2013-C15 AS	4.420%	11/15/45	310,000	323,691
JPMBB Commercial Mortgage Securities Trust, 2013-C15 C	5.081%	11/15/45	130,000	133,847	(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN A	1.560%	10/15/30	500,000	500,730	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN B	2.310%	10/15/30	460,000	461,205	(a)(b)
JPMorgan Chase Commercial Mortgage Securities Corp., 2013-INN C	2.710%	10/15/30	380,000	381,031	(a)(b)
JPMorgan Mortgage Trust, 2005-A6 7A1	2.700%	8/25/35	334,038	325,484	(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	46,487	48,270	(a)
Merrill Lynch Mortgage Investors Inc., 2005-A1 2A1	2.532%	12/25/34	27,437	28,481	(b)
Mortgage IT Trust, 2005-2 1A1	0.418%	5/25/35	157,442	152,161	(b)
Residential Accredit Loans Inc., 2006-QO2 A1	0.378%	2/25/46	1,813,363	876,960	(b)
Residential Accredit Loans Inc., 2006-QS14 A5	45.448%	11/25/36	800,287	1,587,039	(b)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.474%	8/25/35	189,083	189,907	(b)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.368%	5/25/46	395,422	295,690	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.428%	12/25/45	191,514	180,020	(b)
Wells Fargo Mortgage-Backed Securities Trust, 2006-AR8 2A3	2.626%	4/25/36	71,318	66,895	(b)
Total Collateralized Mortgage Obligations (Cost — $16,230,134)				16,174,916
Convertible Bonds & Notes — 0.5%
Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
Chesapeake Energy Corp., Senior Notes	2.750%	11/15/35	1,000,000	1,050,625
Peabody Energy Corp., Junior Subordinated Notes	4.750%	12/15/41	1,000,000	786,250
Total Convertible Bonds & Notes (Cost — $1,933,638)				1,836,875
Mortgage-Backed Securities — 0.0%
FHLMC — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	8/1/30	3,111	3,240

See Notes to Financial Statements.

16	Western Asset Global Strategic Income Fund 2014 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
FHLMC — continued
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	11/1/31	361		$404
Total FHLMC					3,644
FNMA — 0.0%
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-4/1/31	25,024		28,666
Total Mortgage-Backed Securities (Cost — $28,806)					32,310
Senior Loans — 0.4%
Consumer Discretionary — 0.2%
Hotels, Restaurants & Leisure — 0.2%
Hilton Worldwide Finance LLC, USD Term Loan B2	3.750%	10/26/20	789,474		796,021	(i)
Health Care — 0.2%
Health Care Providers & Services — 0.2%
Physiotherapy Associates Holdings Inc., Exit Term Loan	10.000%	10/10/16	890,000		885,550	(i)
Total Senior Loans (Cost — $1,662,660)					1,681,571
Sovereign Bonds — 35.1%
Argentina — 0.9%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	4,205,000		3,601,151
Australia — 1.9%
Government of Australia, Senior Bonds	5.750%	7/15/22	7,500,000	AUD	7,468,967
Brazil — 4.1%
Federative Republic of Brazil, Notes	10.000%	1/1/17	24,137,000	BRL	9,341,562
Federative Republic of Brazil, Notes	10.000%	1/1/21	18,476,000	BRL	6,600,148
Total Brazil					15,941,710
Canada — 2.7%
Government of Canada, Bonds	2.750%	6/1/22	11,000,000	CAD	10,285,827
Hungary — 0.3%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	960,000		951,600
Indonesia — 0.2%
Republic of Indonesia, Senior Notes	5.875%	1/15/24	769,000		783,240	(a)
Ireland — 2.0%
Republic of Ireland, Bonds	4.400%	6/18/19	2,550,000	EUR	3,859,538
Republic of Ireland, Bonds	3.900%	3/20/23	2,700,000	EUR	3,883,404
Total Ireland					7,742,942
Israel — 1.4%
Government of Israel, Bonds	5.500%	1/31/22	16,000,000	ILS	5,271,968
Mexico — 7.0%
United Mexican States, Bonds	8.000%	6/11/20	74,495,000	MXN	6,190,789
United Mexican States, Bonds	6.500%	6/9/22	275,171,500	MXN	20,703,024

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2014 Semi-Annual Report	17

Schedule of investments (unaudited) (cont’d)

January 31, 2014

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Mexico — continued
United Mexican States, Bonds	10.000%	12/5/24	2,430,000	MXN	$228,427
Total Mexico					27,122,240
New Zealand — 2.2%
Government of New Zealand, Senior Bonds	6.000%	12/15/17	9,930,000	NZD	8,635,315
Norway — 2.2%
Government of Norway, Bonds	4.250%	5/19/17	50,000,000	NOK	8,626,433
Poland — 3.3%
Republic of Poland, Bonds	3.750%	4/25/18	3,665,000	PLN	1,150,042
Republic of Poland, Bonds	2.500%	7/25/18	38,210,000	PLN	11,395,114
Total Poland					12,545,156
Russia — 0.3%
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	825,825		952,589	(a)
Singapore — 1.1%
Republic of Singapore, Senior Bonds	2.750%	7/1/23	5,360,000	SGD	4,314,998
South Africa — 0.2%
Republic of South Africa, Senior Notes	5.875%	9/16/25	920,000		943,460
Sweden — 2.4%
Kingdom of Sweden, Bonds	3.750%	8/12/17	28,000,000	SEK	4,646,862
Kingdom of Sweden, Bonds	3.500%	6/1/22	26,000,000	SEK	4,408,328
Total Sweden					9,055,190
Turkey — 0.6%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	830,000		833,112
Republic of Turkey, Senior Notes	6.250%	9/26/22	1,270,000		1,303,401
Total Turkey					2,136,513
United Kingdom — 1.8%
United Kingdom Gilt, Bonds	1.750%	9/7/22	4,500,000	GBP	6,942,225	(a)
Venezuela — 0.5%
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,820,000		1,889,400	(a)
Total Sovereign Bonds (Cost — $147,398,136)					135,210,924
U.S. Government & Agency Obligations — 0.0%
U.S. Government Obligations — 0.0%
U.S. Treasury Notes	2.375%	12/31/20	30,000		30,496
U.S. Treasury Notes	2.750%	11/15/23	110,000		110,808
Total U.S. Government & Agency Obligations (Cost — $139,179)					141,304

See Notes to Financial Statements.

18	Western Asset Global Strategic Income Fund 2014 Semi-Annual Report

Western Asset Global Strategic Income Fund

Security			Shares	Value
Common Stocks — 0.0%
Industrials — 0.0%
Building Products — 0.0%
Nortek Inc. (Cost — $11,937)			197	$14,816	*

	Rate
Convertible Preferred Stocks — 0.2%
Materials — 0.2%
Metals & Mining — 0.2%
ArcelorMittal (Cost — $587,500)	6.000%		23,500	574,105
Preferred Stocks — 0.9%
Financials — 0.9%
Consumer Finance — 0.8%
GMAC Capital Trust I	8.125%		115,000	3,148,700	(b)
Diversified Financial Services — 0.1%
Citigroup Capital XIII	7.875%		16,975	460,532	(b)
Total Preferred Stocks (Cost — $3,495,272)				3,609,232

		Expiration Date	Contracts
Purchased Options — 0.1%
E-mini S&P 500 Index Futures, Put @ $1,750 (Cost — $228,150)		3/21/14	200	307,500
Total Investments — 96.9% (Cost — $390,463,193#)				373,520,915
Other Assets in Excess of Liabilities — 3.1%				11,824,032
Total Net Assets — 100.0%				$385,344,947

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	The coupon payment on these securities is currently in default as of January 31, 2014.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Illiquid security.

(h)	Value is less than $1.

(i)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2014 Semi-Annual Report	19

Schedule of investments (unaudited) (cont’d)

January 31, 2014

Western Asset Global Strategic Income Fund

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CMB	— Cash Management Bill
EUR	— Euro
GBP	— British Pound
ILS	— Israeli Shekel
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
SEK	— Swedish Krona
SGD	— Singapore Dollar

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
E-mini S&P 500 Index Futures, Put (Premiums received — $131,850)	3/21/14	$1,700.00	200	$187,500

See Notes to Financial Statements.

20	Western Asset Global Strategic Income Fund 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

January 31, 2014

Assets:
Investments, at value (Cost — $390,463,193)	$373,520,915
Foreign currency, at value (Cost — $2,611,151)	2,626,814
Cash	2,014,308
Interest receivable	5,932,762
Receivable for securities sold	2,949,339
Deposits with brokers for open futures contracts	2,617,383
Unrealized appreciation on forward foreign currency contracts	1,166,776
OTC swaps, at value	471,492
Deposits with brokers for OTC swap contracts	400,000
Receivable for Fund shares sold	337,943
Receivable from broker — variation margin on open futures contracts	148,766
Principal paydown receivable	15,759
Deposits with brokers for centrally cleared swap contracts	2,022
Prepaid expenses	51,903
Total Assets	392,256,182

Liabilities:
Payable for securities purchased	2,786,234
Payable for Fund shares repurchased	1,638,271
Unrealized depreciation on forward foreign currency contracts	1,299,383
OTC swaps, at value	259,941
Investment management fee payable	213,950
Written options, at value (premiums received — $131,850)	187,500
Service and/or distribution fees payable	105,701
Distributions payable	87,373
Trustees’ fees payable	5,313
Foreign currency collateral overdraft for open futures contracts, at value (Cost — $862)	858
Accrued expenses	326,711
Total Liabilities	6,911,235
Total Net Assets	$385,344,947

Net Assets:
Par value (Note 7)	$562
Paid-in capital in excess of par value	438,565,624
Undistributed net investment income	10,747,248
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(47,799,198)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(16,169,289)
Total Net Assets	$385,344,947

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2014 Semi-Annual Report	21

Statement of assets and liabilities (unaudited) (cont’d)

Shares Outstanding:
Class A	45,836,362
Class B	1,391,477
Class C	455,017
Class C1	7,064,123
Class I	1,441,189

Net Asset Value:
Class A (and redemption price)	$6.86
Class B*	$6.78
Class C*	$6.85
Class C1*	$6.87
Class I (and redemption price)	$6.89
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$7.16

*	Redemption price per share is NAV of Class B, Class C and Class C1 shares reduced by a 4.50%, 1.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

22	Western Asset Global Strategic Income Fund 2014 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended January 31, 2014

Investment Income:
Interest	$12,320,117
Dividends	151,132
Less: Foreign taxes withheld	(1,590)
Total Investment Income	12,469,659

Expenses:
Investment management fee (Note 2)	1,328,373
Service and/or distribution fees (Notes 2 and 5)	651,385
Transfer agent fees (Note 5)	352,240
Registration fees	53,067
Custody fees	41,720
Legal fees	32,973
Shareholder reports	31,197
Audit and tax	24,056
Fund accounting fees	23,203
Insurance	5,097
Trustees’ fees	3,770
Miscellaneous expenses	3,705
Total Expenses	2,550,786
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(7,453)
Net Expenses	2,543,333
Net Investment Income	9,926,326

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(3,416,112)
Futures contracts	(47,782)
Written options	2,101,823
Swap contracts	1,244,107
Foreign currency transactions	(13,497)
Net Realized Loss	(131,461)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(1,048,935)
Futures contracts	445,096
Written options	(765,457)
Swap contracts	873,138
Foreign currencies	(194,601)
Change in Net Unrealized Appreciation (Depreciation)	(690,759)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(822,220)
Increase in Net Assets from Operations	$9,104,106

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2014 Semi-Annual Report	23

Statements of changes in net assets

For the Six Months Ended January 31, 2014 (unaudited) and the Year Ended July 31, 2013	2014	2013

Operations:
Net investment income	$9,926,326	$20,826,091
Net realized gain (loss)	(131,461)	9,367,708
Change in net unrealized appreciation (depreciation)	(690,759)	(16,672,216)
Increase in Net Assets From Operations	9,104,106	13,521,583

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(10,655,044)	(20,967,072)
Decrease in Net Assets From Distributions to Shareholders	(10,655,044)	(20,967,072)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	17,904,524	75,890,096
Reinvestment of distributions	10,064,859	19,919,531
Cost of shares repurchased	(81,009,209)	(126,013,274)
Decrease in Net Assets From Fund Share Transactions	(53,039,826)	(30,203,647)
Decrease in Net Assets	(54,590,764)	(37,649,136)

Net Assets:
Beginning of period	439,935,711	477,584,847
End of period*	$385,344,947	$439,935,711
* Includes undistributed net investment income of:	$10,747,248	$11,475,966

See Notes to Financial Statements.

24	Western Asset Global Strategic Income Fund 2014 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class A Shares[1]	2014[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$6.88	$7.00	$6.70	$6.40	$5.68	$5.82

Income (loss) from operations:
Net investment income	0.17	0.32	0.25	0.26	0.28	0.37
Net realized and unrealized gain (loss)	(0.01)	(0.12)	0.32	0.34	0.73	(0.12)
Proceeds from settlement of a regulatory matter	—	—	—	—	0.01	—
Total income from operations	0.16	0.20	0.57	0.60	1.02	0.25

Less distributions from:
Net investment income	(0.18)	(0.32)	(0.27)	(0.30)	(0.30)	(0.39)
Total distributions	(0.18)	(0.32)	(0.27)	(0.30)	(0.30)	(0.39)

Net asset value, end of period	$6.86	$6.88	$7.00	$6.70	$6.40	$5.68
Total return[3]	2.40%	2.81%	8.75%	9.62%	18.37%[4]	5.28%

Net assets, end of period (000s)	$314,344	$361,872	$388,726	$369,884	$394,057	$363,290

Ratios to average net assets:
Gross expenses	1.17%[5]	1.15%	1.11%	1.11%	1.08%	1.12%
Net expenses[6]	1.17 [5]	1.15	1.11	1.11	1.08	1.09 [7,8]
Net investment income	4.93 [5]	4.46	3.79	3.97	4.63	7.12

Portfolio turnover rate	34%	83%[9]	84%[9]	144%[9]	83%[9]	32%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2014 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 18.19%. Class A received $666,652 related to this distribution.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of a contractual expense limitation, effective March 5, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes, extraordinary expenses, to average net assets of Class A shares did not exceed 1.00%.

[9]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89%, 274%, 482%, 200% and 181% for the years ended July 31, 2013, 2012, 2011, 2010 and 2009, respectively.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2014 Semi-Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class B Shares[1]	2014[2]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$6.80	$6.92	$6.86	$6.56	$5.71	$5.85

Income (loss) from operations:
Net investment income	0.14	0.26	0.20	0.22	0.25	0.34
Net realized and unrealized gain (loss)	(0.01)	(0.12)	0.32	0.35	0.74	(0.12)
Proceeds from settlement of a regulatory matter	—	—	—	—	0.13	—
Total income from operations	0.13	0.14	0.52	0.57	1.12	0.22

Less distributions from:
Net investment income	(0.15)	(0.26)	(0.46)	(0.27)	(0.27)	(0.36)
Total distributions	(0.15)	(0.26)	(0.46)	(0.27)	(0.27)	(0.36)

Net asset value, end of period	$6.78	$6.80	$6.92	$6.86	$6.56	$5.71
Total return[3]	1.94%	2.02%	8.00%	8.81%	19.95%[4]	4.60%

Net assets, end of period (000s)	$9,432	$11,623	$16,726	$23,200	$34,422	$47,642

Ratios to average net assets:
Gross expenses	2.06%[5]	1.91%	1.87%	1.81%	1.69%	1.76%
Net expenses[6]	2.06 [5]	1.91	1.87	1.81	1.69	1.76
Net investment income	4.03 [5]	3.70	3.05	3.27	4.08	6.49

Portfolio turnover rate	34%	83%[7]	84%[7]	144%[7]	83%[7]	32%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2014 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 17.58%. Class B received $764,991 related to this distribution.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89%, 274%, 482%, 200% and 181% for the years ended July 31, 2013, 2012, 2011, 2010 and 2009, respectively.

See Notes to Financial Statements.

26	Western Asset Global Strategic Income Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C Shares[1]	2014[2]	2013[3]

Net asset value, beginning of period	$6.87	$6.99

Income (loss) from operations:
Net investment income	0.14	0.26
Net realized and unrealized loss	(0.00) [4]	(0.11)
Total income from operations	0.14	0.15

Less distributions from:
Net investment income	(0.16)	(0.27)
Total distributions	(0.16)	(0.27)

Net asset value, end of period	$6.85	$6.87
Total return[5]	1.85%	2.23%

Net assets, end of period (000s)	$3,117	$2,087

Ratios to average net assets:
Gross expenses[6]	2.09%	1.88%
Net expenses[6,7,8,9]	1.95	1.87
Net investment income[6]	4.18	3.69

Portfolio turnover rate	34%	83%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2014 (unaudited).

[3]	For the period August 1, 2012 (inception date) to July 31, 2013.

[4]	Amount represents less than $0.01 per share.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[10]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89% for the year ended July 31, 2013.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2014 Semi-Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class C1 Shares[1,2]	2014[3]	2013	2012	2011	2010	2009

Net asset value, beginning of period	$6.89	$7.01	$6.72	$6.42	$5.69	$5.83

Income (loss) from operations:
Net investment income	0.16	0.29	0.22	0.23	0.26	0.34
Net realized and unrealized gain (loss)	(0.01)	(0.12)	0.32	0.35	0.73	(0.11)
Proceeds from settlement of a regulatory matter	—	—	—	—	0.02	—
Total income from operations	0.15	0.17	0.54	0.58	1.01	0.23

Less distributions from:
Net investment income	(0.17)	(0.29)	(0.25)	(0.28)	(0.28)	(0.37)
Total distributions	(0.17)	(0.29)	(0.25)	(0.28)	(0.28)	(0.37)

Net asset value, end of period	$6.87	$6.89	$7.01	$6.72	$6.42	$5.69
Total return[4]	2.20%	2.38%	8.20%	9.17%	18.02%[5]	4.78%

Net assets, end of period (000s)	$48,520	$54,376	$64,473	$64,105	$69,630	$72,302

Ratios to average net assets:
Gross expenses	1.57%[6]	1.57%	1.55%	1.58%	1.52%	1.58%
Net expenses[7]	1.57 [6]	1.57	1.55	1.58	1.52	1.58
Net investment income	4.53 [6]	4.04	3.35	3.51	4.21	6.65

Portfolio turnover rate	34%	83%[8]	84%[8]	144%[8]	83%[8]	32%[8]

[1]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended January 31, 2014 (unaudited).

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 17.65%. Class C1 received $211,891 related to this distribution.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89%, 274%, 482%, 200% and 181% for the years ended July 31, 2013, 2012, 2011, 2010 and 2009, respectively.

See Notes to Financial Statements.

28	Western Asset Global Strategic Income Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:
Class I Shares[1]	2014[2]		2013	2012	2011	2010	2009

Net asset value, beginning of period	$6.91		$7.03	$6.73	$6.42	$5.70	$5.83

Income (loss) from operations:
Net investment income	0.18		0.34	0.27	0.28	0.28	0.41
Net realized and unrealized gain (loss)	(0.00)	[3]	(0.12)	0.31	0.34	0.75	(0.13)
Total income from operations	0.18		0.22	0.58	0.62	1.03	0.28

Less distributions from:
Net investment income	(0.20)		(0.34)	(0.28)	(0.31)	(0.31)	(0.41)
Total distributions	(0.20)		(0.34)	(0.28)	(0.31)	(0.31)	(0.41)

Net asset value, end of period	$6.89		$6.91	$7.03	$6.73	$6.42	$5.70
Total return[4]	2.42%		3.27%	8.93%	9.86%	18.43%	5.81%

Net assets, end of period (000s)	$9,932		$9,978	$7,660	$4,802	$4,110	$841

Ratios to average net assets:
Gross expenses	0.97%[5]		0.93%	0.93%	0.90%	1.03%	0.72%
Net expenses[6,7]	0.85	[5,8]	0.85 [8]	0.92 [8]	0.90 [8]	0.95 [8]	0.70 [9]
Net investment income	5.26	[5]	4.77	3.95	4.20	4.55	7.77

Portfolio turnover rate	34%		83%[10]	84%[10]	144%[10]	83%[10]	32%[10]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended January 31, 2014 (unaudited).

[3]	Amount represents less than $0.01 per share.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. Prior to August 1, 2012, the expense limitation was 0.95%.

[9]

As a result of a contractual expense limitation, effective March 5, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.68%.

[10]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 89%, 274%, 482%, 200% and 181% for the years ended July 31, 2013, 2012, 2011, 2010 and 2009, respectively.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2014 Semi-Annual Report	29

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

30	Western Asset Global Strategic Income Fund 2014 Semi-Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Western Asset Global Strategic Income Fund 2014 Semi-Annual Report	31

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$197,190,525	$2,402,659	$199,593,184
Asset-backed securities	—	14,344,178	—	14,344,178
Collateralized mortgage obligations	—	16,174,916	—	16,174,916
Convertible bonds & notes	—	1,836,875	—	1,836,875
Mortgage-backed securities	—	32,310	—	32,310
Senior loans	—	1,681,571	—	1,681,571
Sovereign bonds	—	135,210,924	—	135,210,924
U.S. government & agency obligations	—	141,304	—	141,304
Common stocks	$14,816	—	—	14,816
Convertible preferred stocks	574,105	—	—	574,105
Preferred stocks	3,609,232	—	—	3,609,232
Purchased options	307,500	—	—	307,500
Total investments	$4,505,653	$366,612,603	$2,402,659	$373,520,915
Other financial instruments:
Futures contracts	$1,713,358	—	—	$1,713,358
Forward foreign currency contracts	—	$1,166,776	—	1,166,776
OTC total return swaps	—	471,492	—	471,492
Total other financial instruments	$1,713,358	$1,638,268	—	$3,351,626
Total	$6,219,011	$368,250,871	$2,402,659	$376,872,541

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$187,500	—	—	$187,500
Futures contracts	947,808	—	—	947,808
Forward foreign currency contracts	—	$1,299,383	—	1,299,383
OTC total return swaps	—	259,941	—	259,941
Total	$1,135,308	$1,559,324	—	$2,694,632

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield

32	Western Asset Global Strategic Income Fund 2014 Semi-Annual Report

during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Western Asset Global Strategic Income Fund 2014 Semi-Annual Report	33

Notes to financial statements (unaudited) (cont’d)

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps

34	Western Asset Global Strategic Income Fund 2014 Semi-Annual Report

involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of January 31, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended January 31, 2014, see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the

Western Asset Global Strategic Income Fund 2014 Semi-Annual Report	35

Notes to financial statements (unaudited) (cont’d)

cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(h) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

36	Western Asset Global Strategic Income Fund 2014 Semi-Annual Report

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Western Asset Global Strategic Income Fund 2014 Semi-Annual Report	37

Notes to financial statements (unaudited) (cont’d)

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of January 31, 2014, the Fund held written options, forward foreign currency contracts and OTC total return swaps with credit related contingent features which had a liability position of $1,746,824. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of January 31, 2014, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $400,000, which could be used to reduce the required payment.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium

38	Western Asset Global Strategic Income Fund 2014 Semi-Annual Report

and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of January 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management

Western Asset Global Strategic Income Fund 2014 Semi-Annual Report	39

Notes to financial statements (unaudited) (cont’d)

Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited, Western Singapore and Western Japan provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency investments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan a subadvisory fee of 0.30% on the assets managed by Western Asset Limited, Western Singapore and Western Japan.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C and Class I shares did not exceed 1.95% and 0.85%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

During the six months ended January 31, 2014, fees waived and/or expenses reimbursed amounted to $7,453.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

40	Western Asset Global Strategic Income Fund 2014 Semi-Annual Report

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C and Class C1 shares (formerly Class C) have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of Funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended January 31, 2014, LMIS and its affiliates retained sales charges of $19,859 on sales of the Fund’s Class A shares. In addition, for the six months ended January 31, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C	Class C1
CDSCs	$20	$4,343	$328	$1,466

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of January 31, 2014, the Fund had accrued $4,039 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended January 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$129,448,573	$1,579,530
Sales	157,578,414	1,543,387

At January 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$11,926,252
Gross unrealized depreciation	(28,868,530)
Net unrealized depreciation	$(16,942,278)

Western Asset Global Strategic Income Fund 2014 Semi-Annual Report	41

Notes to financial statements (unaudited) (cont’d)

At January 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
CAC 40 10 Euro Index	240	2/14	$13,511,206	$13,488,074	$(23,132)
Russell 2000 Mini Index	164	3/14	18,616,623	18,504,120	(112,503)
U.S. Treasury 10-Year Notes	336	3/14	42,240,053	42,252,000	11,947
U.S. Treasury Ultra Long-Term Bonds	300	3/14	41,792,381	43,143,750	1,351,369
					1,227,681
Contracts to Sell:
Amsterdam Index	129	2/14	13,506,453	13,431,429	75,024
E-mini S&P 500 Index	207	3/14	18,562,877	18,387,810	175,067
U.S. Treasury 2-Year Notes	104	3/14	22,906,475	22,901,125	5,350
U.S. Treasury 5-Year Notes	214	3/14	25,908,351	25,813,750	94,601
U.S. Treasury 30-Year Bonds	301	3/14	39,399,545	40,211,718	(812,173)
					(462,131)
Net unrealized gain on open futures contracts					$765,550

At January 31, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Citibank N.A.	790,000	$1,065,477	2/18/14	$(4,396)
Swedish Krona	Citibank N.A.	12,109,999	1,848,031	2/18/14	(1,351)
Swedish Krona	Citibank N.A.	7,535,790	1,149,990	2/18/14	(1,955)
Japanese Yen	Bank of America N.A.	736,254,070	7,207,488	3/14/14	28,954
Japanese Yen	Citibank N.A.	900,047,000	8,810,923	3/14/14	47,537
Philippine Peso	Citibank N.A.	423,973,000	9,349,175	3/14/14	(133,559)
Indian Rupee	Bank of America N.A.	310,000,000	4,866,180	4/16/14	11,051
Indian Rupee	Citibank N.A.	300,000,000	4,709,207	4/16/14	10,694
Malaysian Ringgit	Bank of America N.A.	45,568,800	13,559,181	4/16/14	(215,735)
					(258,760)
Contracts to Sell:
Australian Dollar	Citibank N.A.	5,874,205	5,135,961	2/18/14	396,013
Australian Dollar	Citibank N.A.	770,899	674,016	2/18/14	17,820
British Pound	Citibank N.A.	9,464,629	15,557,282	2/18/14	(389,665)
British Pound	Citibank N.A.	4,531,193	7,448,052	2/18/14	(11,005)
British Pound	Citibank N.A.	1,156,992	1,901,781	2/18/14	15,735
Euro	Citibank N.A.	12,125,405	16,353,588	2/18/14	(142,346)
Euro	Citibank N.A.	180,000	242,767	2/18/14	1,984
Euro	UBS AG	150,000	202,306	2/18/14	1,023
Euro	UBS AG	2,455,002	3,311,072	2/18/14	(2,540)
New Zealand Dollar	Citibank N.A.	8,373,326	6,764,094	2/18/14	189,250
Japanese Yen	Bank of America N.A.	736,254,070	7,207,488	3/14/14	(144,313)
Japanese Yen	Citibank N.A.	953,047,000	9,329,761	3/14/14	(252,518)

42	Western Asset Global Strategic Income Fund 2014 Semi-Annual Report

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell: continued
Philippine Peso	Citibank N.A.	423,973,000	9,349,175	3/14/14	22,466
Australian Dollar	Bank of America N.A.	6,324,668	5,508,714	4/16/14	6,207
Australian Dollar	Goldman Sachs	2,336,000	2,034,630	4/16/14	2,482
Brazilian Real	Morgan Stanley & Co. Inc.	17,600,000	7,159,198	4/16/14	141,586
Canadian Dollar	Citibank N.A.	8,885,854	7,964,795	4/16/14	152,772
Canadian Dollar	Goldman Sachs	2,600,000	2,330,498	4/16/14	12,477
Malaysian Ringgit	Bank of America N.A.	45,568,800	13,559,181	4/16/14	108,725
					126,153
Net unrealized loss on open forward foreign currency contracts					$(132,607)

During the six months ended January 31, 2014, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of July 31, 2013	660,002,136	$2,096,527
Options written	27,571,783	368,440
Options closed	(1,451)	(455,878)
Options exercised	—	—
Options expired	(687,572,268)	(1,877,239)
Written options, outstanding as of January 31, 2014	200	$131,850

At January 31, 2014, the Fund held the following open swap contracts:

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund‡	Periodic Payments Received By The Fund	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc.	$10,000,000	5/17/16	CPURNSA	2.43% annually†	—	$323,561
Barclays Capital Inc.	7,995,737	3/24/14	If positive, the total return of the S&P 500 Semiconductor & Semiconductor Equipment Index	3 Month LIBOR plus 25 basis points and if negative, the absolute value of the total return of the S&P 500 Semiconductor & Semiconductor Equipment Index‡	—	97,885	**

Western Asset Global Strategic Income Fund 2014 Semi-Annual Report	43

Notes to financial statements (unaudited) (cont’d)

OTC TOTAL RETURN SWAPS continued
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund‡	Periodic Payments Received By The Fund	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc.	$7,931,650	3/24/14	3 Month LIBOR plus 25 basis points and if negative, the absolute value of the total return of the S&P 500 Software & Services Index	If positive, the total return of the S&P 500 Software & Services Index‡	—	$50,046	**
Barclays Capital Inc.	10,000,000	4/17/14	1 Month LIBOR plus 125 basis points and if negative, the absolute value of the total return of the Barclays Enhanced Buy-Write Total Return Strategy Index	If positive, the total return of the Barclays Enhanced Buy-Write Total Return Strategy Index‡	—	(259,941)	**
Total	$35,927,387				—	$211,551

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

**	Swap contract is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at January 31, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[2]	—	—	—	$307,500	$307,500
Futures contracts[3]	$1,463,267	—	—	250,091	1,713,358
OTC swap contracts	—	—	$323,561	147,931	471,492
Forward foreign currency contracts	—	$1,166,776	—	—	1,166,776
Total	$1,463,267	$1,166,776	$323,561	$705,522	$3,659,126

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Total
Written options	—	—	$187,500	$187,500
Futures contracts[3]	$812,173	—	135,635	947,808
OTC swap contracts	—	—	259,941	259,941
Forward foreign currency contracts	—	$1,299,383	—	1,299,383
Total	$812,173	$1,299,383	$583,076	$2,694,632

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

44	Western Asset Global Strategic Income Fund 2014 Semi-Annual Report

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended January 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$(866,874)	$(553,201)	$(965,250)	—	$(2,385,325)
Written options	1,252,426	118,147	731,250	—	2,101,823
Futures contracts	93,213	—	—	$(140,995)	(47,782)
Swap contracts	(310,185)	—	—	1,554,292	1,244,107
Forward foreign currency contracts	—	(301,666)	—	—	(301,666)
Total	$168,580	$(736,720)	$(234,000)	$1,413,297	$611,157

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Purchased options[1]	$245,836	—	$188,023	$79,350	$513,209
Written options	(564,990)	—	(144,817)	(55,650)	(765,457)
Futures contracts	330,640	—	—	114,456	445,096
Swap contracts	878,227	—	63,120	(68,209)	873,138
Forward foreign currency contracts	—	$(124,803)	—	—	(124,803)
Total	$889,713	$(124,803)	$106,326	$69,947	$941,183

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

During the six months ended January 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$912,941
Written options	440,725
Futures contracts (to buy)	106,074,699
Futures contracts (to sell)	85,588,562
Forward foreign currency contracts (to buy)	72,015,578
Forward foreign currency contracts (to sell)	153,501,089

Western Asset Global Strategic Income Fund 2014 Semi-Annual Report	45

Notes to financial statements (unaudited) (cont’d)

Average Notional Balance
Interest rate swap contracts†	$64,285,714
Total return swap contracts	116,860,987

†	At January 31, 2014, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral pledged by the Fund at January 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$307,500	—	$307,500
Futures contracts[3]	148,766	—	148,766
OTC swap contracts	471,492	—	471,492
Forward foreign currency contracts	1,166,776	—	1,166,776
Total	$2,094,534	—	$2,094,534

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at January 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[4,5]	Net Amount
Written options	$187,500	—	$187,500
OTC swap contracts	259,941	$(259,941)	—
Forward foreign currency contracts	1,299,383	—	1,299,383
Total	$1,746,824	$(259,941)	$1,486,883

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

[3]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

[4]	Gross amounts not offset in the Statement of Assets and Liabilities.

[5]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to over collateralization.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C and Class C1 shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class C1 shares calculated at the annual rate of 0.50%, 0.75% and 0.45% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

46	Western Asset Global Strategic Income Fund 2014 Semi-Annual Report

For the six months ended January 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$417,490	$278,127
Class B	39,824	29,487
Class C	12,588	4,184
Class C1	181,483	30,210
Class I	—	10,232
Total	$651,385	$352,240

For the six months ended January 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	$1,745
Class C1	—
Class I	5,708
Total	$7,453

6. Distributions to shareholders by class

	Six Months Ended January 31, 2014	Year Ended July 31, 2013
Net Investment Income:
Class A	$8,822,887	$17,420,043
Class B	233,069	534,719
Class C	57,171	41,020	†
Class C1	1,268,032	2,489,312	‡
Class I	273,885	481,978
Total	$10,655,044	$20,967,072

†	For the period August 1, 2012 (inception date) to July 31, 2013.

‡	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

7. Shares of beneficial interest

At January 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Western Asset Global Strategic Income Fund 2014 Semi-Annual Report	47

Notes to financial statements (unaudited) (cont’d)

Transactions in shares of each class were as follows:

	Six Months Ended January 31, 2014		Year Ended July 31, 2013
	Shares	Amount	Shares		Amount
Class A
Shares sold	1,884,179	$12,953,780	9,005,051		$64,372,453
Shares issued on reinvestment	1,220,526	8,386,459	2,350,603		16,686,372
Shares repurchased	(9,860,837)	(67,569,946)	(14,314,726)		(101,687,316)
Net decrease	(6,756,132)	$(46,229,707)	(2,959,072)		$(20,628,491)

Class B
Shares sold	33,195	$225,287	79,913		$564,764
Shares issued on reinvestment	34,066	231,344	74,444		522,184
Shares repurchased	(384,833)	(2,616,302)	(863,530)		(6,071,876)
Net decrease	(317,572)	$(2,159,671)	(709,173)		$(4,984,928)

Class C
Shares sold	241,548	$1,662,222	322,369	†	$2,295,552	†
Shares issued on reinvestment	6,395	43,923	4,883	†	34,563	†
Shares repurchased	(96,493)	(663,828)	(23,685)	†	(166,237)	†
Net increase	151,450	$1,042,317	303,567	†	$2,163,878	†

Class C1
Shares sold	22,034	$151,743	149,865	‡	$1,068,275	‡
Shares issued on reinvestment	172,922	1,189,931	324,768	‡	2,309,117	‡
Shares repurchased	(1,021,483)	(7,030,560)	(1,783,454)	‡	(12,716,324)	‡
Net decrease	(826,527)	$(5,688,886)	(1,308,821)	‡	$(9,338,932)	‡

Class I
Shares sold	420,095	$2,911,492	1,059,988		$7,589,052
Shares issued on reinvestment	30,870	213,202	51,492		367,295
Shares repurchased	(452,792)	(3,128,573)	(757,934)		(5,371,521)
Net increase (decrease)	(1,827)	$(3,879)	353,546		$2,584,826

†	For the period August 1, 2012 (inception date) to July 31, 2013.

‡	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

8. Capital loss carryforward

As of July 31, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
7/31/2018	$(30,614,384)
7/31/2019	(13,294,386)
$(43,908,770)

These amounts will be available to offset any future taxable capital gains.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves),

48	Western Asset Global Strategic Income Fund 2014 Semi-Annual Report

a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal. In November 2013, the U.S. Court of Appeals for the Second Circuit issued a summary order affirming the dismissal of the case in its entirety. On November 26, 2013, Plaintiff filed a petition for panel rehearing and for rehearing en banc with the U.S. Court of Appeals for the Second Circuit. On January 13, 2014, the appeals court denied Plaintiff’s petition.

10. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the

Western Asset Global Strategic Income Fund 2014 Semi-Annual Report	49

Notes to financial statements (unaudited) (cont’d)

offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

50	Western Asset Global Strategic Income Fund 2014 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 11-12, 2013, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset Global Strategic Income Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund. At that meeting, the Board, including the Independent Trustees, also approved for an annual period the continuation of sub-advisory agreements (together with the Sub-Advisory Agreement, the “Sub-Advisory Agreements”) between the Subadviser and Western Asset Management Company Limited, Western Asset Management Company Pte. Ltd. and Western Asset Management Company Ltd (together with the Subadviser, the “Subadvisers”), each an affiliate of the Manager and the Subadviser, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreements and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadvisers, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadvisers pursuant to the Sub-Advisory Agreements.

Board approval of management agreement and sub-advisory agreements

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreements. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager and Subadvisers were present. The Independent Trustees considered the Management Agreement and each Sub-Advisory

Western Asset Global Strategic Income Fund	51

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadvisers in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreements, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and each Sub-Advisory Agreement.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadvisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadvisers took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadvisers, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadvisers had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadvisers regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Manager’s and each Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and each Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadvisers.

The Board considered the division of responsibilities between the Manager and the Subadvisers and the oversight provided by the Manager. The Board also considered the Manager’s and the Subadvisers’ policies and practices regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

52	Western Asset Global Strategic Income Fund

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as multi-sector income funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-year and 5-year periods ended June 30, 2013 was above the median and that its performance for the 10-year period ended June 30, 2013 was below the median. The Board noted the explanations from the Manager and the Subadvisers concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreements were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadvisers. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund.

The Board noted that the compensation paid to the Subadvisers is paid by the Manager, not the Fund.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

Western Asset Global Strategic Income Fund	53

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board considered the overall management fee, Subadvisers’ fees and the amount of the management fee retained by the Manager after payment of the subadvisory fees in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail front-end load funds (including the Fund) classified as multi-sector income funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was at the median and its Actual Management Fee was above the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current expense limitation applicable to one of the Fund’s share classes is expected to continue through December 2015.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed previously by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that although the Fund had not reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered, its Contractual Management Fee is approximately equivalent to the asset-weighted average of the management fees paid by other funds in the same Lipper investment classification/objective at all asset levels.

54	Western Asset Global Strategic Income Fund

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadvisers

The Board considered other benefits received by the Manager, the Subadvisers and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadvisers to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreements would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset Global Strategic Income Fund	55

Western Asset

Global Strategic Income Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller*

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington*

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Dr. Harrington became Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Western Asset Global Strategic Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Global Strategic Income Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global Strategic Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2174 3/14 SR14-2158

[INSERT SHAREHOLDER REPORT]

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	March 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	March 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	March 25, 2014